Ordinary Shares	12 Months Ended
Dec. 31, 2011
Ordinary Shares [Abstract]
Ordinary Shares
15.	ORDINARY SHARES

In August 2006, the Company issued a total of 108,300,000 ordinary shares to the shareholders as set out in Note 1, at par value of $0.0001 each.

The Company issued 5,700,000 ordinary shares for the purpose of business acquisition of MapABC Technology (Note 1).

As set out in Note 17, on April 15, 2009, 5,868,000 nonvested shares were granted to certain employees, of which 3,059,000 shares vested as of December 31, 2009, and the remaining 2,809,000 shares vested as of December 31, 2010.

On December 10, 2009, the board of directors and shareholders of the Company approved a plan to repurchase 11,652,000 ordinary shares of the Company, which approximated 10% of the total outstanding ordinary shares as of September 30, 2009, from four individual shareholders. On December 14, 2009, the 11,652,000 shares were repurchased at the par value of $0.0001 per share with no additional consideration or compensation to the selling shareholders. The repurchased shares were cancelled immediately on December 14, 2009. The four selling shareholders prior to the transaction held in aggregate in excess of 40% of the issued ordinary shares and continue to be shareholders after the repurchase. At the date of the repurchase, the fair value of ordinary shares was $0.71 per share based on a valuation performed by the Company with the assistance of a third party valuation firm. The excess amount of the fair value of the repurchased shares over their par value was recorded as a capital contribution from the selling shareholders, which was entirely offset by the immediate cancellation. The share repurchase was recorded in the equity on consolidated balance sheet as follows:

	Ordinary shares	Additional paid-in capital
Capital contribution from shareholders	—	8,272
Repurchase and cancellation of share at fair value	(1)	(8,272)

Net	$(1)	$—

Concurrently, the board of directors and shareholders of the Company approved that the shares under the Company's 2007 share incentive plan were increased by 11,652,000 shares.

On December 24, 2009, 2,840,000 nonvested shares were granted to certain employees, which immediately vested on the grant date.

On March 31, 2010, 1,252,000 share options were canceled for the same number of nonvested shares, which vested immediately on the modification date.

On July 1, 2010, upon the completion of IPO, 35,175,000 ordinary shares were issued for net proceeds of $98,051. In addition, all of the Series A Convertible Redeemable Preferred Shares were automatically converted into 40,000,000 ordinary shares and 800,000 performance based nonvested shares vested immediately.

On November 15, 2010 and December 28, 2010, the Company issued a total of 7,529,580 ordinary shares which are held by a depositary bank for future delivery to the employees and non-employees upon exercise of vested stock options or vesting of nonvested shares granted. The issued ordinary shares are not considered as outstanding shares until they are delivered to the employees or non-employees upon exercise of vested stock options or vesting of nonvested shares granted. During the years ended December 31, 2010 and 2011, 359,684 and 2,806,032 ordinary shares out of such 7,529,580 shares had been delivered to the employees upon exercise of their share options. As a result, 7,169,896 and 4,363,864 ordinary shares were excluded from the outstanding shares as of December 31, 2010 and 2011, respectively.

As set out in Note 19, there were 185,000 nonvested shares vested during the year ended December 31, 2011, among which 150,000 shares that vested on December 31, 2011 were not included in outstanding shares as the registration of the shares were not completed until February 2012, but were included in computation of basic net income per share.